                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2004, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 2005.

                                                      /s/ KEVIN R. BRINE
                                                      ------------------
                                                      Kevin R. Brine
                                                      Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2004, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of March, 2005.

                                                       /s/ LAWRENCE E. DAURELLE
                                                       ------------------------
                                                       Lawrence E. Daurelle
                                                       Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2004, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of February, 2005.

                                                    /s/ EDWARD A. FOX
                                                    -----------------
                                                    Edward A. Fox
                                                    Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2004, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of February, 2005.

                                                      /s/ HAROLD F. ILG
                                                      -----------------
                                                      Harold F. Ilg
                                                      Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2004, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of March, 2005.

                                                      /s/ JAMES N. MEEHAN
                                                      -------------------
                                                      James N. Meehan
                                                      Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2004, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of March, 2005.

                                                      /s/ PHILIP R. O'CONNOR
                                                      ----------------------
                                                      Philip R. O'Connor
                                                      Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2004, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of March, 2005.

                                                        /s/ DONALD A. SHERMAN
                                                        ---------------------
                                                        Donald A. Sherman
                                                        Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being the principal financial officer and principal accounting officer of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2004, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof. The foregoing appointment shall not, notwithstanding anything to the contrary contained therein, apply with respect to any certifications or other matters contained in the aforementioned Annual Reports which the undersigned is required by law, rule or regulation to execute personally.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of March, 2005.

                                                   /s/ THOMAS W. BURGHART
                                                   ----------------------
                                                   Thomas W. Burghart
                                                   Principal Financial
                                                   Officer and Principal
                                                   Accounting Officer